UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Item 2.02.	Results of Operations and Financial Condition.

The information furnished in this Item 2.02, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 27, 2020, Packaging Corporation of America issued a press release announcing first quarter financial results. The press release is furnished as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On April 27, 2020, Packaging Corporation of America approved and announced to affected employees a plan for the closure of its corrugated products production facility located in San Lorenzo, California. The San Lorenzo facility was acquired as part of the Boise acquisition in 2013 and was part of the Tharco stock box business. The majority of the plant’s equipment will be transferred to other PCA facilities and approximately 20% of the San Lorenzo customer business will be absorbed into other PCA plants.

The last date of production at the plant is expected to be in June 2020. The closure is estimated to result in pre-tax: (1) total cash severance and other cash shutdown costs of approximately $14 to $18 million; and (2) total non-cash charges of approximately $9 to $13 million, which are primarily asset impairment and accelerated depreciation charges. PCA expects to record $21 to $25 million of charges in the second quarter of 2020.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

99.1First Quarter 2020 Earnings Press Release dated April 27, 2020

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

By:	/s/ PAMELA A. BARNES
Senior Vice President, Finance and Controller

Date: April 27, 2020